Exhibit 10.1

AGREEMENT TO AMEND

THE SHARE EXCHANGE AGREEMENT

BETWEEN

GOLD UNION, INC. (the “Company”)

&

G.U. INTERNATIONAL LIMITED (“GUI”)

AND

KAO WEI-CHEN (aka KAO HSUAN-YING) (“Kao”)

DATED AUGUST 28, 2014

Schedules

Schedule 2.1 (a) (Amended) - List Of PPGCT Investors & Their Respective Interests In the Sale Shares.

Schedule 2.1 (b) (Amended) - Kao’s And The Respective PPGCT Investors’ Entitlements To The Number Of Shares Of The Company Common Stock Issuable For The Exchange.

Schedule 2.1 (c) (Amended) - Signatures Of The PPGCT Investors

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AGREEMENT TO AMEND THE SHARE EXCHANGE AGREEMENT DATED AUGUST 24, 2015

This AGREEMENT (hereinafter referred to as “this Agreement”) dated as of the 23rd day of September, 2015, entered into:

BETWEEN

GOLD UNION, INC., a Delaware corporation having its principal office at Shop 35A, Ground Floor, Hop Yick Commercial Centre Phase 1, 33 Hop Choi Street, Yuen Long, NT, Hong Kong, China (hereinafter referred to as “the Company”); and

G.U. INTERNATIONAL LIMITED (Company Number: 150871), a wholly owned subsidiary of the Company, incorporated in the Republic of Seychelles under the International Business Company Acts 1996 of the Republic of Seychelles, having its registered address at Second Floor, Capital City, Independence Avenue, P.O. Box 1008, Victoria, Mah~~e~~, Republic of Seychelles (hereinafter referred to as “GUI”);

AND

KAO WEI-CHEN (also known as KAO HSUAN-YING), holding Taiwan Citizen Identity (No. P 201459182), a citizen of Taiwan (Republic of China) having an address at L8-09 Wisma BU 8, No. 11 Lebuh Bandar Utama, Bandar Utama PJU 6, 47600 Petaling Jaya, Selangor, Malaysia (hereinafter referred to as “Kao”).

W I T N E S S E T H:

WHEREAS, Kao is a registered shareholder of Phnom Penh Golden Corridor Trading Co. Limited (Commercial Registration ID No.: Co. 1800KH/2013), a private limited company incorporated under the laws of the Kingdom of Cambodia having its head office at No.56AB Third Floor, Street 432, Sangkat Tuol Tompoung 1, Khan Chamkar Mon, Phnom Penh, Kingdom of Cambodia, and an address at No. 1EO, Street 211/138, Sangkat Veal Vong, Khan 7 Makara, Phnom Penh, Kingdom of Cambodia (hereinafter referred to as “PPGCT”), holding Four Hundred and Ninety shares of common stock of PPGCT, representing 48% of the issued and outstanding shares of common stock of PPGCT (hereinafter referred to as “PPGCT Common Stock”), on Kao’s own behalf and on behalf of certain individuals and corporations as listed in Schedule 2.1 (a) herein contained (hereinafter collectively referred to as “PPGCT Investors”).

WHEREAS, PPGCT presently owns the entire interest of three parcels of land situated at National Road 44, Phum Phkung, Chbarmorn Commune, Chbarmorn District, Kampong Speu Province, Kingdom of Cambodia, with title deed nos. 05020102-0045, 05020102-0550, and 05020103-0749, measuring in aggregate 172,510 square meters (m2), as evidenced in the Property Plan Layout attached as Exhibit A herein contained (hereinafter collectively referred to as the “PPGCT Property”);

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WHEREAS, the Company, GUI and Kao had on August 28, 2014 entered into an agreement (referred to as the “Share Exchange Agreement”) for the Company to acquire through GUI from Kao Four Hundred and Eighty (480) shares of the PPGCT Common Stock (representing 48% of the total issued and outstanding shares of the PPGCT Common Stock) currently held by Kao on Kao’s own behalf and on behalf of the PPGCT Investors (referred to as the “Sale Shares”) for a total consideration of United States Dollars Five Million (USD 5,000,000) only (referred to as the “Consideration”) to be satisfied by the issuance by the Company of 2,500,000,000 shares of the Company’s common stock in aggregate, valuing the shares of the Company’s common stock at USD 0.002 per share, to Kao and the PPGCT Investors (referred to as the “Exchange”) on the terms and conditions set forth in the Share Exchange Agreement;

WHEREAS, the Company, GUI and Kao had accepted the contemplated transaction stated in the Share Exchange Agreement and hereby agree to amend Schedules 2.1 (a), 2.1 (b) and 2.1 (c) of the Share Exchange Agreement as Schedule 2.1 (a) (Amended), Schedule 2.1 (b) (Amended) and Schedule 2.1 (c) (Amended) which are herein attached, respectively:

IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

GOLD UNION, INC. (“The Company”)	Witnessed By:

By: /s/ Supachai Sae-Chua	/s/ Kim Chang Yuna Vincent
Supachai Sae-Chua	Name: Kim Chang Yuna Vincent
Chief Executive Officer,	Passport/ID No.: E5593060L
Chief Financial Officer and Director	(Country: Singapore )

G.U. INTERNATIONAL LIMITED	(“GUI”) Witnessed By:

By: /s/ Supachai Sae-Chua	/s/ Kim Chang Yuna Vincent
Supachai Sae-Chua	Name: Kim Chang Yuna Vincent
Director	Passport/ID No.: E5593060L

(Country: Singapore)

KAO WEI-CHEN (aka KAO HSUAN-YING)
(“Kao”)	Witnessed By:

By: /s/ Kao Wei-Chen (aka Kao Hsuan-Ying)	/s/ Chou Feng Kai
Kao Wei-Chen (aka Kao Hsuan-Ying)	Name: Chou Feng Kai
Identity No.: P 201459182	Passport/ID No.: B121546012
(Taiwan)	(Country: Tiawan

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SCHEDULE 2.1 (a) (Amended)

List Of PPGCT Investors And Their Respective Interests In The Sale Shares

Name Of PPGCT Investor	Citizenship	Address	Percentage Of Interest In The Sale Shares
CHOU PEI-CHI	Taiwan	264 Bangbon 1 Road., Bangbon District, Bangbon Sec., Bangkok, 10510 Thailand.	10.0%
CHAIMONGKOL FOYFON	Thailand	98/49 Town Plus Onnut-Ladkrabang, Ladkrabang 20/1, Ladkrabang District, Bangkok, 10520 Thailand.	5.0%
CHOU PEI-YING	Taiwan	98/49 Town Plus Onnut-Ladkrabang, Ladkrabang 20/1, Ladkrabang District, Bangkok ,10520 Thailand.	10.0%
SONESITTICHOKE, PARAMEE	Thailand	264 Bangbon 1 Road., Bangbon district, Bangbon Sec., Bangkok, 10510 Thailand.	5.0%
CHOU FENG-KAI	Taiwan	98/49 Town Plus Onnut-Ladkrabang, Ladkrabang 20/1, Ladkrabang District, Bangkok, 10520 Thailand.	10.0%
KRITTAKORN WONGYAI	Thailand	98/49 Town Plus Onnut-Ladkrabang, Ladkrabang 20/1, Ladkrabang District, Bangkok, 10520 Thailand.	5.0%
Ng YI-MI	Malaysia	K5D, Tiara Damansara, 33, Jalan 17/1, 46400 Petaling Jaya, Selangor Darul Ehsan, Malaysia.	5.0%
LOW SWEE BENG	Malaysia	No. 2, Jalan PJU 7/11, Mutiara Damansara, 47800 Petaling Jaya, Selangor Darul Eshan, Malaysia.	5.0%
Total 8 Individuals			55.0%

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SCHEDULE 2.1 (b) (Amended)

Kao’s And The Respective PPGCT Investors’ Entitlements To The Number Of Shares Of The Company Common Stock Issuable For The Exchange

Name	Address	Entitlement to the Number of Shares of the Company Common Stock
KAO WEI-CHEN (aka KAO HSUAN-YING)	L8-09 Wisma BU 8, No.11, Lebuh Bandar Utama, Bandar Utama PJU 6, 47600 Petaling Jaya, Selangor Darul Ehsan, Malaysia.	1,125,000,000
CHOU PEI-CHI	264 Bangbon 1 Road, Bangbon District, Bangbon Sec., Bangkok, 10510 Thailand.	250,000,000
CHAIMONGKOL FOYFON	98/49 Town Plus Onnut-Ladkrabang, Ladkrabang 20/1, Ladkrabang District, Bangkok, 10520 Thailand.	125,000,000
CHOU PEI-YING	98/49 Town Plus Onnut-Ladkrabang, Ladkrabang 20/1, Ladkrabang District, Bangkok, 10520 Thailand.	250,000,000
SONESITTICHOKE, PARAMEE	264 Bangbon 1 Road, Bangbon District, Bangbon Sec., Bangkok, 10510 Thailand.	125,000,000
CHOU FENG-KAI	98/49 Town Plus Onnut-Ladkrabang, Ladkrabang 20/1, Ladkrabang District, Bangkok, 10520 Thailand.	250,000,000
KRITTAKORN WONGYAI	98/49 Town Plus Onnut-Ladkrabang, Ladkrabang 20/1, Ladkrabang District, Bangkok, 10520 Thailand.	125,000,000
Ng YI-MI	K5D, Tiara Damansara, 33, Jalan 17/1, 46400 Petaling Jaya, Selangor Darul Ehsan, Malaysia.	125,000,000
LOW SWEE BENG	No. 2, Jalan PJU 7/11, Mutiara Damansara, 47800 Petaling Jaya, Selangor Darul Ehsan, Malaysia.	125,000,000
Total 9 Individuals		2,500,000,000

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SCHEDULE 2.1 (c)

Signatures Of The PPGCT Investors

Name Of PPGCT Investor	Signature
CHOU PEI-CHI
CHAIMONGKOL FOYFON
CHOU PEI-YING
SONESITTICHOKE, PARAMEE
CHOU FENG-KAI
KRITTAKORN WONGYAI
Ng YI-MI
LOW SWEE BENG

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